Exhibit 99.1

SPECTAIRE ANNOUNCES THE COMPLETION OF THE FORWARD PURCHASE AGREEMENT WITH METEORA FUNDS

WATERTOWN, Mass., Jan. 18, 2024 - Spectaire Holdings Inc. (NASDAQ: SPEC), a global leader in air quality monitoring and emissions reduction technology, today announced the completion of the Forward Purchase Agreement (“FPA”) entered into on January 14, 2022 between Perception Capital Corp. II (“PCCT”) and Meteora Funds (“Seller”) for an OTC Equity Prepaid Forward Transaction (the “Forward Purchase Transaction”).

Pursuant to the terms of the agreement, the Seller had purchased 885,574 of Spectaire’s common shares from holders who elected to redeem such shares in connection with the Business Combination. After receiving a final Optional Early Termination (“OET”) notice, the Seller communicated that all shares have been sold, leaving no shares left as part of the FPA. The capital raised as a result of the completion of the FPA has financed accelerated production for Spectaire’s AireCore solution.

About Spectaire

Spectaire (Nasdaq: SPEC) is at the forefront of air quality monitoring and emissions reduction technology. Spectaire provides innovative solutions that foster environmental sustainability and corporate responsibility.

Forward-Looking Statements

This release contains certain forward-looking statements within the meaning of the federal securities laws. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “would,” “will continue,” “will likely result” and similar expressions.

The forward-looking statements are based on the current expectations of the management of Spectaire and are inherently subject to uncertainties and changes in circumstances and their potential effects and speak only as of the date of such statement. There can be no assurance that future developments will be those that have been anticipated. Forward-looking statements reflect material expectations and assumptions, including, without limitation, expectations, and assumptions. Such expectations and assumptions are inherently subject to uncertainties and contingencies regarding future events and, as such, are subject to change. Forward-looking statements involve a number of risks, uncertainties or other factors that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those discussed and identified in public filings made by Spectaire with the U.S. Securities and Exchange Commission (the “SEC”) and the following: Spectaire’s ability to operate as a going concern; Spectaire’s requirement of significant additional capital; Spectaire’s limited operating history; Spectaire’s history of losses; Spectaire’s ability to attract qualified management; Spectaire’s ability to adapt to rapid and significant technological change and respond to introductions of new products in order to remain competitive; the loss of, or nonperformance by, one or more significant customers; disruptions of Spectaire’s manufacturing operation; changes in governmental regulations reducing demand for Spectaire’s products or increasing Spectaire’s expenses; the effects of global health crises on Spectaire’s business plans, financial condition and liquidity; changes or disruptions in the securities markets; legislative, political or economic developments; Spectaire’s failure to obtain any necessary permits or comply with laws and regulations and other regulatory requirements; accidents, equipment breakdowns, labor disputes or other unanticipated difficulties or interruptions; potential cost overruns or unanticipated expenses in development programs; potential legal proceedings; and Spectaire’s failure to obtain or maintain insurance covering all of Spectaire’s operations.

Should one or more of these risks or uncertainties materialize or should any of the assumptions made by the management of Spectaire prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements.

All subsequent written and oral forward-looking statements concerning matters addressed herein and attributable to Spectaire or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements contained or referred to herein. Except to the extent required by applicable law or regulation, Spectaire undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date hereof to reflect the occurrence of unanticipated events.

Press Contact: IR@Spectaire.com

Website: Spectaire.com